NEWS RELEASE

              February 8, 2011

OTC:BB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION LAUNCHES

NATIONAL AND INTERNATION MARKETING PROGRAM

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”/”the Company”) announces that the Company has launched a major National and International Marketing and Advertisement Program.

Management’s Commentary:

“Over the past 12 years, E-Debit Global Corporation has established an unparalleled “end-to-end” payment delivery and processing solution built on the foundation of its ATM and POS networks experience.   In partnership with the Canadian Interac Association, (a debit transaction world leader which developed and operates a Canadian national network of two shared electronic financial services: ATM transactions and Debit transactions) and ACI Worldwide Solutions Inc’s. BASE24® “On Demand™ hosted Switching Platform, E-Debit’s payment and processing services and capabilities are best of breed and second to none in this business segment not only in North America but world-wide.

Now is the appropriate time for the Company to ensure that we get our message out and make the public aware of our capabilities and our move into the Prepaid, Debit and Credit marketplace    ” stated Doug Mac Donald, E-Debit’s President and CEO.

“With the competitive advantage of 10 years of Personal Identification Number (“PIN”) based card transactions and with full implementation of our Interac EMV chip card security throughout its transaction processing and equipment placements, E-Debit is launching its card product entry into the prepaid, debit and credit business space originating in North America and expanding worldwide.  With the state of Visa, MasterCard and AMEX brand fatigue and the destruction of the conventional credit card business E-Debit intends to establish its presence into both the Debit and Credit space commencing with E-Debits current ATM and POS estates and rolling out through ISO partnership North American wide.

In order to announce our move into the marketplace, we will be utilizing all of the new information dissemination vehicles available to us, through a social media presence, electronic media and conventional advertising the Company is initiating its product roll out through all channels.   We are quite excited about our opportunities and look forward to the competition of the marketplace which will result from our E-Debit brand roll out.”  Mr. Mac Donald further stated.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•

CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

•

SHARES ISSUED: Common – 92,324,344

•

  : Voting Preferred - 70,855,900

•

For further details, please refer to WSHE website

•

WSHE Symbol OTCBB

•

Transfer Agent: Holladay Stock Transfer Inc.

•

2939 North 67th Place

•

Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Via the edebitglobal website or

Telephone: 1 (403) 473-8795